Exhibit 99.1

                         CERTIFICATION PURSUANT TO
                             18 U.S.C. ss.1350
                          AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Terry Howlett, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Skinvisible, Inc. for the quarterly period ending September 30, 2003 fully c omplies with the requirements of Section 13(a) or 15
(d) of the Securities Exchange Act of 1934 and that the information contained in the quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Skinvisible, Inc.

                              /s/ Terry Howlett
                         ------------------------------------------
                          TERRY HOWLETT, Chief Executive Officer

Dated: November 18, 2003



Exhibit 99.2

                          CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                    SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Terry Howlett, certify that:

1.I have reviewed this quarterly report on Form 10-QSB of SKINVISIBLE, INC.

2.Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations, and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4.The small business issuers other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e)and 15d-15(e)) for the small business issuer and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Evaluated the effectiveness of the small business issuers disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c) Disclosed in this report any change in the small business issuers internal control over financial reporting that occurred during the small business issuers most recent fiscal quarter (the small business issuers fourth quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuers internal control over financial reporting; and

5.The small business issuers other certifying officer(s) and I have disclosed, based on our most recent evaluation of the internal control over financial reporting, to the small business issuers auditors and the audit committee of small business issuers board of directors(or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuers ability to record, process,summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuers internal control over financial reporting.


Dated: November 18, 2003

                                            /s/ Terry Howlett
                                          ---------------------------------
                                            President and CEO